UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-576

Northeast Investors Trust

(Exact name of Registrant as specified in charter)

125 High Street, Room 1802

Boston, MA 02110

(Address of principal executive offices) (Zip code)

David Randall

125 High Street, Room 1802

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-225-6704

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.	Reports to Stockholders.

NORTHEAST

INVESTORS

TRUST

A NO LOAD FUND

Semi-Annual Report

For the Period Ending

March 31, 2012

Dear Fellow Shareholders:

Northeast Investors Trust had a good start to the 2012 fiscal year, with a total return for the first six months of 12.3%, which beat the Merrill Lynch Index return of 11.6%. We are pleased with these results.

In the first half of the fiscal year, the financial markets rebounded from the levels associated with concerns over the European debt crisis. The principal catalyst was a move by European decision-makers to provide increased support to their banks.

Good performances were thus recorded in our financial services holdings as well as in many other securities. Our general thesis was that policy makers had in their possession the tools to extricate themselves from the most negative outcomes, and that it was likely but not certain that they would use those tools when necessary. We also had success in two late-stage liquidations: Nortel continued to justify our original investment thesis, and our position in Washington Mutual was recently redeemed at face value plus all past due interest, concluding one of the more successful risk-reward investments of the last year. We continue to like the risk-return profile of Nortel.

Looking forward, we believe there remains considerable uncertainty about the future course of events. With regard to Europe, policy makers have more or less successfully set up a firewall for the region’s banks by expanding those institutions’ access to liquidity at the European Central Bank. However, we remain concerned that no such firewall has been constructed to protect sovereign issuers, and those issuers are more or less constantly in the market for financing and thus vulnerable to market disruptions. Accordingly, we believe that events will continue to be characterized by their current fast-moving and unpredictable nature, with asymmetric outcomes for the world economy skewed to the negative.

Having said that, we continue to believe that there are potential cures to the problems facing the European markets, and so we are typically comfortable adding to the risk of the portfolio on downdrafts and selling during periods of relative optimism or complacency.

We also are focused on the growing trading impact of Exchange Traded Funds in the high yield market. Inflows to those funds have been significant and have had recently a noticeable impact on the pricing of the most liquid bonds in the market. Our concern is that a reversal of those flows would present the market with forced sellers and that such a development could be destabilizing.

We maintain overweighting in energy and in domestic financial services. Key underweights include health care and cyclicals, with the exception of energy. We are not nearly as positive on the sustainability of the growth in Emerging Markets as is the consensus, and so we are cautious about being exposed to most commodities and other sectors that might suffer if growth in those markets falters. The risks there are also skewed to the downside, we believe, as evidenced by the unorthodox but populist policy responses by several countries — with Argentina being the most obvious -— to budget or other economic pressures.

Fred L. Glimp retired as a trustee of Northeast Investors Trust during the period. Fred had been a trustee since 1980, and he has been a valued advisor to the Trust over those years. The shareholders benefitted immensely from his counsel and good judgment — he will be missed, and we wish him all the best.

As always, we remain substantial and growing shareholders of the Trust in our own right, and so there continues to be a mutuality of interest.

Sincerely,

Bruce H. Monrad

Chairman of the Trustees

Historical Information (unaudited)

Fiscal Year Ended Sept. 30	At End of Fiscal Year			Distribution Per Share During Fiscal Year			Average Monthly Net Asset Value
	Number of Shareholder Accounts	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain
1950(a)	67	27,685	$10.12	$280,172	$0.22	$0.0000	$9.86
1951	113	51,070	11.09	566,238	0.60	0.2709	10.71
1952	159	78,519	11.33	889,359	0.61	0.2597	11.28
1953	193	96,413	10.83	1,044,115	0.65	0.1046	11.57
1954	290	131,031	14.17	1,855,734	0.61	0.2269	12.75
1955	366	159,278	16.93	2,695,322	0.675	0.3886	16.30
1956	417	168,256	16.87	2,837,437	0.745	0.3185	17.65
1957	437	180,360	14.57	2,626,103	0.76	1.2450	16.72
1958	505	210,929	16.55	3,489,777	0.76	0.6658	15.75
1959	694	259,709	16.77	4,354,809	0.76	1.6951	18.36
1960	884	316,915	15.73	4,986,360	0.79	0.5663	16.58
1961	1,156	391,126	17.23	6,739,320	0.80	0.8179	17.33
1962	1,508	492,454	16.48	8,111,024	0.80	0.4345	17.45
1963	2,142	676,976	17.80	12,046,866	0.80	0.4134	17.70
1964	2,800	981,037	18.48	18,122,167	0.83	0.4899	18.36
1965	3,380	1,238,570	18.46	22,855,525	0.84	0.4642	18.80
1966	3,678	1,445,424	16.03	23,163,540	0.86	0.4346	18.08
1967	3,773	1,644,607	17.31	28,454,561	0.90	0.3157	17.08
1968	3,932	1,954,413	17.74	34,657,130	0.94	0.4357	17.31
1969	4,396	2,225,423	15.30	34,032,661	0.99	0.4378	17.07
1970	5,066	2,618,638	14.15	37,049,008	1.035	0.0000	14.57
1971	5,574	3,174,649	15.23	48,329,677	1.10	0.0000	15.04
1972	6,276	3,924,201	15.75	61,787,749	1.15	0.0000	15.74
1973	7,269	4,541,622	15.18	68,896,938	1.14	0.0000	15.62
1974	7,380	4,735,497	12.35	58,446,955	1.16	0.0000	13.95
1975	8,354	5,995,696	13.04	78,126,666	1.21	0.0000	13.10
1976	10,023	8,067,930	14.57	117,514,100	1.25	0.0000	14.02
1977	12,871	10,781,998	14.93	160,882,937	1.28	0.0000	14.96
1978	13,717	11,838,531	14.03	166,015,297	1.28	0.0000	14.34
1979	13,924	12,463,013	13.01	162,045,583	1.285	0.0000	13.89
1980	13,086	12,405,590	11.26	139,586,138	1.34	0.0000	11.78
1981	11,828	12,249,619	9.38	114,852,760	1.395	0.0000	10.35
1982	12,792	13,360,184	10.88	145,243,484	1.41	0.0000	10.01
1983	13,027	14,361,773	11.83	169,821,605	1.44	0.0000	11.96
1984	11,634	15,324,746	10.98	168,229,381	1.46	0.0000	10.34
1985	11,991	17,887,582	12.19	217,989,344	1.46	0.0000	11.77
1986	14,431	23,037,102	13.60	313,197,229	1.46	0.0000	13.17
1987	17,532	26,987,069	12.89	347,841,198	1.46	0.0000	13.63
1988	19,107	33,268,240	12.16	404,218,905	1.94	0.0000	12.13
1989	18,749	34,498,332	11.18	385,389,718	1.54	0.0000	11.64
1990	16,895	31,459,941	8.81	277,133,819	1.43	0.0000	9.78
1991	15,747	35,220,038	8.83	310,667,350	1.34	0.0000	8.36
1992	15,918	47,684,814	9.50	452,773,909	1.15	0.0000	9.22
1993	16,209	47,797,167	9.94	474,975,825	1.02	0.0000	9.68
1994	17,460	58,148,389	10.02	582,093,443	0.99	0.0000	10.27

Historical Information (unaudited) (continued)

Fiscal Year Ended Sept. 30	At End of Fiscal Year			Distribution Per Share During Fiscal Year			Average Monthly Net Asset Value
	Number of Shareholder Accounts	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain
1995	20,644	77,209,155	$10.33	$797,559,000	$0.96	$0.0000	$10.01
1996	24,631	110,229,375	10.90	1,200,483,907	0.99	0.0000	10.46
1997	34,213	175,955,357	11.79	2,074,181,767	1.00	0.0000	11.32
1998	38,781	196,523,494	10.42	2,046,655,613	0.96	0.0000	11.58
1999	34,735	204,309,420	10.08	2,059,107,419	0.98	0.1772	10.35
2000	32,850	157,648,926	9.08	1,430,592,442	1.115	0.0000	9.47
2001	25,184	158,103,174	7.42	1,172,141,899	0.97	0.0000	8.31
2002	23,522	208,979,224	7.05	1,471,469,994	0.67	0.0000	7.46
2003	21,969	249,615,565	7.19	1,794,728,603	0.56	0.0000	7.06
2004	21,331	247,232,032	7.59	1,875,883,401	0.63	0.0000	7.48
2005	21,223	177,891,341	7.58	1,347,278,591	0.54	0.0000	7.70
2006	20,795	183,131,641	7.60	1,390,905,673	0.585	0.0000	7.56
2007	19,106	165,291,354	7.68	1,268,436,554	0.56	0.0000	7.85
2008	16,520	118,452,760	5.94	703,572,671	0.56	0.0000	6.95
2009	16,716	154,496,180	5.74	885,806,723	0.44	0.0000	4.57
2010	18,217	120,110,979	6.03	723,592,180	0.44	0.0000	5.93
2011	12,111	84,950,722	5.52	468,925,715	0.44	0.0000	6.15
2012(b)	25,685	105,085,077	5.98	628,039,950	0.21	0.0000	5.79
(a)	From March 1, 1950, date of organization of the Trust. The shares were initially sold on March 1, 1950 at a net asset value of $10.00 per share.
(b)	Six Months Ended March 31, 2012

Average Annual Total Return (unaudited)

One year ended March 31, 2012	2.78%
Five years ended March 31, 2012	2.27%
Ten years ended March 31, 2012	5.50%

SEC Yield (unaudited)

Yield calculated as of March 31, 2012:    6.37%

About Your Fund’s Expenses (unaudited)

	Annualized Expense Ratio	Beginning Account Value 9/30/2011	Ending Account Value 3/31/2012	Expenses Paid During Period 9/30/2011 - 3/31/2012*
Actual Return	1.11%	$1,000.00	$1,123.50	$5.97
Hypothetical (5% return before expenses)	1.11%	$1,000.00	$1,019.50	$5.62

Example:

As a shareholder of the Trust, you incur ongoing costs, including management fees, and other fund expenses. This example is intended to help you understand these expenses of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

Actual Expenses:

The first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on you account during this period.

*	Expenses are equal to the Trust’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes:

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio Composition (unaudited)

Distribution by Maturity

(% of portfolio)

Under 1 Year	1%
1-5 Years	45%
5-10 Years	38%
10-15 Years	0%
Over 15 Years	16%
Total	100%

Quarterly Portfolio Holdings

Each fiscal quarter-end the Trust is required to file a complete schedule of portfolio holdings with the Securities and Exchange Commission. The schedules of portfolio holdings for the second and fourth quarters appear in the semi-annual and annual reports to shareholders. For the first and third quarters, the Trust files the schedules of portfolio holdings with the SEC on Form N-Q. The Trust makes the information on Form N-Q available on its website at www.northeastinvestors.com or upon request.

Shareholders may also access and review information and reports of the Trust, including Form N-Q, at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102. The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-576.

Summary of Net Assets

March 31, 2012 (unaudited)

	Value	% of Net Assets
Corporate Bonds, Notes & Preferred Securities
Advertising	$3,435,000	0.55%
Aerospace / Defense	22,526,250	3.59%
Automobile & Truck	184,750	0.03%
Building Products	16,811,088	2.68%
Chemicals	32,233,108	5.13%
Construction & Farming	7,472,500	1.19%
Drug Stores	17,564,085	2.80%
Electrical Utility	15,646,500	2.49%
Energy / Natural Resources	116,970,153	18.62%
Entertainment	15,860,000	2.53%
Financial Services	69,592,362	11.08%
Food Processing	48,632,297	7.74%
Gaming	1,768	0.00%
Machine / Tools	14,093,750	2.24%
Office Electronics	14,057,813	2.24%
Oil & Gas Drilling	7,857,785	1.25%
Packaging & Container	43,287,450	6.89%
Paper / Forest Products	27,546	0.00%
Petroleum, Coal & Gas	7,580,000	1.21%
Publishing	13,067,000	2.08%
Telecom Equipment	16,762,500	2.67%
Thrifts & Mortgage Finance	933,871	0.15%

Total Corporate Bonds, Notes & Preferred Securities	$484,597,576	77.16%
Total Foreign Bonds	4,470,255	0.71%
Total Common Stocks	93,721,695	14.92%
Total Repurchase Agreement	33,831,338	5.39%

Total Investments	616,620,864	98.18%
Receivables & Cash	12,872,336	2.05%

Total Assets	629,493,200	100.23%
Less Liabilities	(1,453,250)	-0.23%

Total Net Assets	$628,039,950	100.00%

Schedule of Investments (a)

March 31, 2012 (unaudited)

Corporate Bonds, Notes & Preferred Securities — 77.16% Name of Issuer	Principal	Value (Note B)

Advertising — 0.55%
Interpublic Group Co. Senior Unsecured Notes, 10%, 7/15/17	$3,000,000	$3,435,000

Aerospace / Defense — 3.59%
Alliant Techsystems, Inc. Senior Sub. Notes, 6.75%, 4/01/16	10,000,000	10,225,000
BE Aerospace, Inc. Senior Unsecured Notes, 8.5%, 7/01/18	5,000,000	5,525,000
Moog, Inc. Senior Sub. Notes, 6.25%, 1/15/15	3,500,000	3,543,750
Spirit Aerosystems, Inc. Notes, 7.5%. 10/01/17	3,000,000	3,232,500

		22,526,250

Automobile & Truck — 0.03%
Delphi Corp. Senior Unsecured Notes, 6.55%, 6/15/06 (b) (c)	36,950,000	184,750

Building Products — 2.68%
Boise Cascade LLC Notes, 7.125%, 10/15/14	5,693,000	5,735,698
Builders Firstsource, Inc. Secured Notes, Series 144A, 13%, 2/15/16 (d)	12,238,000	11,075,390

		16,811,088

Chemicals — 5.13%
Kronos International, Inc. Senior Secured Notes, 6.5%, 4/15/13 EUR	11,492,800	15,414,948
Polyone Corp. Senior Unsecured Notes, 7.375%, 9/15/20	10,000,000	10,600,000
Reichhold Industries, Inc. Senior Notes, Series 144A, 9%, 8/15/14 (d)	11,958,000	6,218,160

		32,233,108

Construction & Farming — 1.19%
Southern States Co-op, Inc. Senior Notes, Series 144A, 11.25%, 5/15/15 (d)	7,000,000	7,472,500

Drug Stores — 2.80%
Rite Aid Corp. Senior Secured Notes, 9.75%, 6/12/16	3,000,000	3,322,500
Rite Aid Corp. Senior Secured Notes, 7.5%, 3/01/17	13,398,000	13,665,960
Rite Aid Corp. Senior Secured Notes, 10.25%, 10/15/19	500,000	575,625

		17,564,085

Electrical Utility — 2.49%
Homer City Funding LLC Senior Secured Notes, 8.137%, 10/01/19	16,470,000	15,646,500

Corporate Bonds, Notes & Preferred Securities—(continued) Name of Issuer	Principal	Value (Note B)

Energy/Natural Resources — 18.62%
Clayton Williams Energy Notes, 7.75%, 4/01/19	$18,000,000	$17,910,000
Comstock Resources, Inc.Notes, 8.375%, 10/15/17	18,000,000	17,505,000
Comstock Resources, Inc. Notes, 7.75%, 4/01/19	10,000,000	9,300,000
RAAM Global Energy Co. Senior Secured Notes, 12.5%, 10/01/15	15,000,000	15,637,500
Stone Energy Corp. Senior Sub. Notes, 6.75%, 12/15/14	18,087,000	18,222,653
Stone Energy Corp. Senior Notes, 8.625%, 2/01/17	10,000,000	10,450,000
Swift Energy Co. Notes, 7.125%, 6/01/17	19,800,000	20,542,500
W & T Offshore, Inc. Senior Notes, 8.5%, 6/15/19	7,000,000	7,402,500

		116,970,153

Entertainment — 2.53%
Cinemark USA, Inc. Notes, 8.625%, 6/15/19	2,000,000	2,220,000
Wallace Theater Corp. Senior Secured Units, Series 144A, FRN 12.5%, 6/15/13 (d)	15,500,000	13,640,000

		15,860,000

Financial Services — 11.08%
Bank of America Corp. Junior Sub. PFD, 8% (e)	30,000,000	30,763,200
Bank of America Corp. Junior Sub. PFD, 8.125% (e)	3,000,000	3,088,740
Finova Group, Inc. Notes, 7.5%, 11/15/09 (b) (c)	3,929,781	9,824
Wells Fargo & Co. Junior Sub. PFD, 7.98% (e)	32,818,000	35,730,598

		69,592,362

Food Processing — 7.74%
B&G Foods, Inc. Senior Notes, 7.625%, 1/15/18	500,000	536,875
Chiquita Brands Intl. Senior Notes, 7.5%, 11/01/14	9,627,000	9,723,270
Heinz Finance Co. Notes, Series 144A, PFD, 8% (d)	150,000	16,237,500
Mrs. Fields Brands Senior Secured PIK Notes, 10%, 10/24/14 (f)	1,169,878	935,902
Pilgrims Pride Corp. Notes, 7.875%, 12/15/18	8,000,000	7,980,000
Viskase Cos, Inc. Notes, Series 144A, 9.875%, 1/15/18 (d)	12,500,000	13,218,750

		48,632,297

Gaming — 0.00%
Wimar Opco LLC / Fin. Corp. Senior Sub. Notes, 9.625%, 12/15/14 (b)	3,535,000	1,768

Machine / Tools — 2.24%
Thermadyne Holdings Corp. Notes, Senior Secured Notes, 9%, 12/15/17	10,000,000	10,250,000
Thermadyne Holdings Corp. Notes, Senior Secured Notes, Series 144A, 9%, 12/15/17 (d)	3,750,000	3,843,750

		14,093,750

Corporate Bonds, Notes & Preferred Securities—(continued) Name of Issuer	Principal	Value (Note B)

Office Electronics — 2.24%
Pitney Bowes International Holdings PFD, Series 144A, 6.125%, 10/30/16 (d)	$15,000	$14,057,813
Oil & Gas Drilling — 1.25%
Gulfmark Offshore, Inc. Notes, 7.75%, 7/15/14	5,411,000	5,480,910
Key Energy Services, Inc. Notes, 6.75%, 3/01/21	250,000	256,875
Parker Drilling Co. Senior Notes, 9.125%, 4/01/18	2,000,000	2,120,000

		7,857,785
Packaging & Container — 6.89%
Constar, Inc. PFD (f) (h)	9,432	3,532,122
Constar, Inc. Rollover Notes, FRN 8.244%, 5/31/15 (f)	1,500,000	1,500,000
Constar, Inc. Shareholder PIK Notes, 11%, 12/31/17 (f)	6,972,328	6,972,328
Jefferson Smurfit Corp. Notes, 8.25%, 10/01/12 (b) (g)	15,250,000	324,063
Jefferson Smurfit Corp. Senior Unsecured Notes, 7.5%, 6/01/13 (b) (g)	15,405,000	327,356
Silgan Holdings, Inc. Senior Unsecured Notes, 7.25%, 8/15/16	10,495,000	11,793,756
Smurfit-Stone Container Senior Unsecured Notes, 8%, 3/15/17 (b) (g)	8,780,000	186,575
Stone Container Senior Notes, 8.375%, 7/01/12 (b) (g)	8,000,000	170,000
Stone Container Notes, 7.375%, 7/15/14 (b) (g)	5,000,000	106,250
Tekni-Plex, Inc. Senior Secured Notes, 8.75%, 11/15/13	24,500,000	18,375,000

		43,287,450
Paper/Forest Products — 0.00%
American Tissue, Inc. Senior Secured Notes, Series B, 12.5%, 7/15/06 (b) (c) (f)	14,061,292	27,546
Petroleum, Gas & Coal — 1.21%
Westmoreland Coal Company Senior Secured Notes, 10.75%, 2/01/18	2,000,000	1,895,000
Westmoreland Coal Company Senior Secured Notes, Series 144A, 10.75%, 2/01/18 (d)	6,000,000	5,685,000

		7,580,000
Publishing — 2.08%
AMO Escrow Corp. Senior Secured Notes, Series 144A, 11.5%, 12/15/17 (d)	14,600,000	13,067,000
Telecom Equipment — 2.67%
Nortel Networks LTD Notes, 10.75%, 7/15/16 (b)	15,000,000	16,762,500
Thrifts & Mortgage Finance — 0.15%
Washington Mutual, Inc. Senior Unsecured Notes, 4% (b) (g)	7,275,000	207,337
Washington Mutual, Inc. Senior Unsecured Notes, 5.5% (b) (g)	5,000,000	179,000
Washington Mutual, Inc. Senior Unsecured Notes, 5% (b) (g)	4,243,000	168,447
Washington Mutual, Inc. Senior Unsecured Notes, 5.25% (b) (g)	10,109,000	379,087

		933,871

Total Corporate Bonds, Notes, & Preferred Securities (cost—$531,023,695)		$484,597,576

Foreign Bonds Name of issuer	Principal	Value (Note B)

Foreign Bonds — 0.71%
Republic of Argentina GDP Linked Security, FRN, 12/15/35	$34,386,574	$4,470,255

Total Foreign Bonds — (cost—$1,423,421)		$4,470,255

Stocks Name of issuer	Number of Shares	Value (Note B)
Common Stock — 14.92%
Amtrol, Inc. (f) (h)	640,565	$3,657,626
Citigroup, Inc.	1,315,384	48,077,285
Constar, Inc. (f) (h)	93,512	935
Core-Mark Holding Co., Inc. (h)	277,602	11,365,026
Groupe Eurotunnel SA	5,424	46,267
Groupe Eurotunnel SA	1,925	15,766
Harry and David (d) (f) (h)	59,819	4,755,611
International Airline Support Group (h)	219,540	110
Kaiser Aluminum	6,185	292,303
MAXXAM, Inc. (h)	800	460,000
NL Industries	510,200	7,601,980
Ormet Corp. (h)	372,638	2,049,509
The Penn Traffic Co. (h)	164,352	164
Rock-Tenn Co.	13,765	929,963
Romacorp, Inc. (f) (h) (i)	82,220	3,469,684
Safelite Realty Corp. (f) (h) (i)	7,403	20,506
Trump Entertainment Resorts (h)	910,628	3,642,512
Viskase Cos., Inc. (h)	2,096,128	7,336,448

Total Common Stocks — (cost—$149,274,184)		$93,721,695

Repurchase Agreement Name of issuer	Principal	Value (Note B)
Repurchase — 5.39%
State Street Bank & Trust Repurchase Aggreement, 0.01%, due 4/02/2012 (j)	$33,831,338	$33,831,338

Total Repurchase Agreement — (cost $33,831,338)		$33,831,338

Total Investments — 98.18% (cost—$715,552,638)		616,620,864

Net Other Assets and Liabilities — 1.82%		11,419,086

Net Assets — 100%		$628,039,950

(a)	Portions of portfolio are pledged to collateralize short tem borrowings.
(b)	Non-income producing security due to default or bankruptcy filing.
(c)	Security is in principal default. As of date of this report, the bond holders are in discussion with the issuer to negotiate repayment terms of principal.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $109,271,474 or 17.40% of total net assets.
(e)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(f)	Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.

(g)	Escrow security received as a result of reorganization plan.
(h)	Non-income producing security.
(i)	All or a portion of security is restricted. The aggregate market value of restricted securities as of March 31, 2012 is $3,490,190 which represents 0.56% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
Romacorp, Inc.	11/15/06	$4,118,756
Safelite Realty Corp.	09/29/00	$965,195

(j)	Acquired on March 30, 2012. Collateralized by $34,511,054 of U.S. Government mortgage-backed securities due thru 12/01/2026. The maturity value is $33,831,367.

EUR	Principal is denoted in Euros

PIK	Payment in Kind

FRN	Floating Rate Note

PFD	Preferred Security

Statement of Assets

and Liabilities (unaudited)

March 31, 2012

Assets
Investments—at market value (cost $715,552,638)	$616,620,864
Receivable for interest	11,239,015
Receivable for shares sold	144,381
Misc. receivable	1,488,940

Total Assets	629,493,200

Liabilities
Payable for trustee fees	786,423
Payable for shares repurchased	434,130
Accrued expenses	232,697

Total Liabilities	1,453,250
Net Assets	$628,039,950

Net Assets Consist of:
Capital, at a $1.00 par value	$105,085,077
Paid in surplus	1,171,242,426
Undistributed net investment income	1,691,555
Accumulated net realized loss on investments	(551,047,334)
Net unrealized depreciation of investments	(98,931,774)

Net Assets	$628,039,950

Net Asset Value, offering price and redemption price per share ($628,039,950/105,085,077 shares)	$5.98

The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)

Six Months Ended March 31, 2012

Investment Income
Interest	$23,491,017
Dividends	1,051,019
Other Income	244,786

Total Income	24,786,822

Expenses
Trustee fees	$1,522,139
Administrative expenses and salaries	797,883
Computer and related expenses	181,700
Interest expense	173,731
Legal fees	112,700
Printing, postage and stationery fees	109,350
Auditing fees	94,160
Commitment fees	62,541
Custodian fees	48,100
Insurance	40,775
Registration and filing fees	31,980
Telephone	12,400
Other expenses	42,115

Total Expenses	3,229,574

Net Investment Income	21,557,248

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	(28,270,790)
Change in unrealized appreciation (depreciation) of investments	69,188,707

Net Increase (Decrease) in Net Assets Resulting from Operations	$62,475,165

The accompanying notes are part of the financial statements.

Statements of Changes

in Net Assets

	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$21,557,248	$43,850,851
Net realized gain (loss) from investment transactions	(28,270,790)	(57,315,487)
Change in unrealized appreciation (depreciation) of investments	69,188,707	18,011,184

Net Increase (Decrease) in Net Assets Resulting from Operations	62,475,165	4,546,548

Distributions to Shareholders from Net Investment Income	(21,526,926)	(47,254,369)
From Net Trust Share Transactions	118,165,996	(211,958,644)

Total Increase (Decrease) in Net Assets	159,114,235	(254,666,465)

Net Assets:
Beginning of Period	468,925,715	723,592,180

End of Period	$628,039,950	$468,925,715

Undistributed Net Investment Income	$1,691,555	$1,661,233

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Six Months Ended March 31, 2012		Year Ended September 30,
Per Share Data^	(unaudited)		2011	2010	2009	2008	2007
Net Asset Value:
Beginning of Period	$5.52		$6.03	$5.74	$5.94	$7.68	$7.60

Income From Investment Operations:
Net investment income	0.22		0.40	0.47	0.39	0.56	0.54
Net realized and unrealized gain (loss) on investment	0.45		–0.47	0.26	–0.15 #	–1.74	0.10

Total from investment operations	0.67		–0.07	0.73	0.24	–1.18	0.64

Less Distributions:
Net investment income	–0.21		–0.44	–0.44	–0.44	–0.56	–0.56

Net Asset Value:
End of Period	$5.98		$5.52	$6.03	$5.74	$5.94	$7.68

Total Return	12.35%		–1.60%	13.14%	6.65%	–16.03%	8.54%
Ratios & Supplemental Data
Net assets end of period (in millions)	$628,040.0		$468,925.7	$723,592.2	$885,806.7	$703,572.7	$1,268,436.6
Ratio of operating expenses to average net assets*	1.11	%@	0.92%	0.84%	1.00%	1.00%	1.06%
Ratio of interest expense to average net assets	0.06	%@	0.10%	0.07%	0.09%	0.32%	0.38%
Ratio of net investment income to average net assets	7.45	%@	6.45%	7.84%	8.52%	8.14%	6.86%
Portfolio turnover rate	8.56%		33.34%	27.88%	25.68%	34.92%	45.61%

*	Includes Interest Expense when applicable

^	Per Share Data calculated using the Average Share Method

#	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the Trust.

@	Annualized

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered under the Investment Company Act of 1940, as amended.

Note B–Significant Accounting Policies

Valuation of Investments:  The value of equity securities or equity-like securities such as warrants shall be determined on the basis of the last quoted sale price taken from the primary market or exchange on which they are traded. A bid price may be used if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange.

Debt securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities or valued in good faith. Such pricing services provide evaluations based on analysis and use various pricing techniques which take into account both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. When fair valuation is used, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investment. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities fair valued on March 31, 2012 was $24,872,260, which represents 3.96% of net assets.

Federal Income Taxes:  It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The Trust has reviewed the tax positions for the open tax years as of September 30, 2011 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

Notes to Financial Statements

continued

State Income Taxes:  Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value:  In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income:  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount, is accrued as earned. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions:  Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk:  Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Note C–Trustees’ Compensation

Trustees’ compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. For the six months ended March 31, 2012 the Independent Trustees were aggregately paid $125,000 from the Trustee fees.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on March 31, 2012 was 4,041,444 shares (3.85%).

Other Expenses:  All non-asset based fees and expenses are accrued based on methodologies approved by the Board of Trustees.

Administrative Expenses & Salaries:  Northeast Investors Trust incurs salary and administrative expenses for personnel performing transfer agent and dividend disbursement related functions.

Notes to Financial Statements

continued

Note D–Shares of Beneficial Interest

At March 31, 2012, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Shares Sold	39,325,827	$228,844,172	39,446,495	$245,281,200
Shares issued to shareholders in reinvestment of distributions from net investment income	2,373,682	13,577,792	5,297,384	32,060,350

	41,699,509	242,421,964	44,743,879	277,341,550

Shares repurchased	(21,565,154)	(124,255,968)	(79,904,136)	(489,300,194)

Net Increase (Decrease)	20,134,355	$118,165,996	(35,160,257)	$(211,958,644)

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $50,281,795 and $75,222,411 respectively, for the six months ended March 31, 2012.

Note F–Short-term Borrowings

Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At March 31, 2012 the Trust has unused lines of credit amounting to $200,000,000. The lines of credit may be terminated at the bank’s option at their annual renewal dates.

The following information relates to aggregate short-term borrowings during the six months ended March 31, 2012:

Average amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding during the period)	30,074,044
Weighted average interest rate	1.39%

Note G–Repurchase Agreement

On a daily basis, the Trust invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Note H–Additional Tax Information

The amount of distributions paid during the year ended September 30, 2011 and the six months ended March 31, 2012 were $47,254,369 and $21,526,926, respectively, and were classified as ordinary income.

Notes to Financial Statements

continued

As of September 30, 2011 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income	1,661,233
Capital Loss Carryforward:
2012	(34,826,775)
2013	(7,636,627)
2014	(56,723,408)
2015	(53,488,548)
2016	(35,052,024)
2017	(100,070,501)
2018	(15,862,511)
2019	(159,796,299)

Total capital loss carryforward	(463,456,693)
Timing Differences	(59,281,115)
Unrealized gains (losses)—net	(168,159,217)
Total distributable earnings (losses)—net	(689,235,792)

At September 30, 2011 the Trust’s Post October loss deferral was ($59,281,115).

At March 31, 2012 the Trust’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	715,552,638
Gross unrealized gain	45,840,811
Gross unrealized loss	(144,772,585)

Net unrealized security gain (loss)	(98,931,774)

Note I–Fair Value Measurements

Accounting Standards Codification ASC 820, “Fair Value Measurements and Disclosures” (ASC 820) established a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the following fair value hierarchy:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Trust’s own assumptions used to determine the fair value of investments).

Equity securities, or equity-like securities such as warrants, for which market quotations are readily available, are valued at market values determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded and are categorized as

Notes to Financial Statements

continued

Level 1 securities. If there were no sales during the day, the security may be valued at the last available sales price or a bid price, if it more closely reflects the fair value of the security, and would be generally categorized at Level 2 in the hierarchy.

Debt securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities and are generally categorized at Level 2 securities. The debt security evaluations provided by the independent pricing services are valuations based on analysis of market data and other factors such as last quoted sale, dealer bids, yields, maturities, credit ratings and other relevant bond market activity. The Trust invests a significant portion of its assets in fixed income securities with a credit rating of below investment grade. The valuation of lower rated debt securities may be subject to increased market volatility based on factors such as changes in the credit quality of the issuer, the ability of an issuer to make current interest payments, the potential for principal loss if an issuer declares bankruptcy, and changes in the economic, market and regulatory conditions.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees and are categorized at Level 3 securities. The assumptions and methodologies used by the Trust to value such securities can vary from one security to another and would be based on the best information available. There have been no significant changes in valuation techniques used in valuing Level 3 securities since the beginning of the fiscal year.

The following table summarized the Trust’s investment as of March 31, 2012, based on the inputs used to value them.

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$0	$371,751,827	$9,435,776	$381,187,603
Common Stock	$78,112,788	$3,704,545	$11,904,362	$93,721,695
Foreign Bonds	$0	$4,470,255	$0	$4,470,255
Preferred Stock	$0	$99,877,851	$3,532,122	$103,409,973
Repurchase Agreement	$0	$33,831,338	$0	$33,831,338

	$78,112,788	$513,635,816	$24,872,260	$616,620,864

Changes in valuation techniques may result in transfers between hierarchy levels, however there have been no transfers between Level 1 or Level 2 during the period. The Trust recognizes transfers between the levels as of the beginning of the fiscal year.

At March 31, 2012, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

Category	Beginning Balance @ 9/30/2011	Net Purchases / and (Sales)	Realized Gain /(Loss)	Net Change in Unrealized Appreciation / (Depreciation)	Net Transfers In / (Out) of Level 3	Totals
Corporate Bonds	$8,239,206	$260,668	$0	$0	$935,902	$9,435,776
Common Stocks	12,301,137	(868,396)	2,435,128	(1,963,507)	0	11,904,362
Preferred Stock	2,735,228	0	0	796,894	0	3,532,122

Totals	$23,275,571	$(607,728)	$2,435,128	$(1,166,613)	$935,902	$24,872,260

The valuation technique used for the Trust’s material Level 3 securities (Constar, Amtrol & Romacorp) was market comparables. Significant unobservable inputs used by the Pricing Committee were EV/EBITDA multiples and discounts for reduced marketability and other risks.

Notes to Financial Statements

continued

Change in Unrealized Gain / (Loss) for Positions Still Held at March 31, 2012
Common Stocks	$471,621
Preferred Stock	796,894

Totals	$1,268,515

*	Transfer into Level 3 is the result of a reorganization.

Trustees & Officers

The Trustees of Northeast Investors Trust are Ernest E. Monrad, Bruce H. Monrad, Peter J. Blampied, Marshall I. Goldman, George P. Beal, Charles R. Daugherty and the Hon. Maurice H. Richardson. Under Massachusetts Law, the Trustees are generally responsible for overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Boston, MA 02110-2301.

The Trust’s Statement of Additional Information (SAI) contains additional information about the Trustees. To request a free copy, call the Trust at 800-225-6704 or visit our website at www.northeastinvestors.com.

Name/Age/Service*	Position	Principal Occupation(s) / Other Directorships During the Past Five Years
AFFILIATED TRUSTEES AND FUND OFFICERS
Ernest E. Monrad# Age: 81 Years of Service: 50	Trustee	Trustee of Northeast Investors Trust; Director of New America High Income Fund, Inc.; Trustee of Northeast Investors Growth Fund (until Nov. 2008)
Bruce H. Monrad# Age: 50 Years of Service: 18	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C Barrett Age: 55 Years of Service: 24	Executive Vice President and Chief Financial Officer	Chief Financial Officer of Northeast Investors Trust; Chief Financial Officer of Northeast Investors Growth Fund (until Aug. 2011); Officer of Northeast Investment Management, Inc (until Nov. 2010)
Robert B. Minturn Age: 72 Years of Service: 31	Clerk, Vice President, and Chief Legal Officer	Officer of Northeast Investors Trust; Trustee (until Nov. 2011) and Officer of Northeast Investors Growth Fund; Officer of Northeast Investment Management, Inc.
David A. Randall Age: 45 Years of Service: 11	Chief Compliance Officer	Officer of Northeast Investors Trust; Officer of Northeast Investors Growth Fund (until Aug. 2011)

INDEPENDENT TRUSTEES
Peter J. Blampied Age: 69 Years of Service: 11	Trustee	Director of A.W. Perry, Inc. President of Corcoran President of Corcoran Management Co., Inc. (until June 2008); Director of Access Capital Strategies, LLC (until Sept. 2008)
Marshall I. Goldman Age: 81 Years of Service: 7	Trustee	Kathryn Wasserman Davis Professor of Russian Economics (Emeritus) at Wellesley College; Senior Scholar and Former Associate Director of the Davis Center for Russian and Eurasian Studies at Harvard University; Director of Century Bank & Trust Co.
George P. Beal Age: 58 Years of Service: 7	Trustee	Managing Partner, Boston Family Office, LLC Director and Trustee of Breckinridge Capital Advisors
Charles R. Daugherty Age: 58 Years of Service: 7	Trustee	Managing Partner, Stanwich Advisors, LLC
Hon. Maurice H. Richardson Age: 83 Years of Service: 7	Trustee	Assistant Professor, Law & Psychiarty Program, Department of Psychiatry, University of Massachusetts Medical School (until 2011); Director of the Advisors Charitable Gift Fund.

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.

#	Ernest E. Monrad and Bruce H. Monrad are father and son respectively.

Trustees

Ernest E. Monrad	Bruce H. Monrad
Peter J. Blampied	George P. Beal
Charles R. Daugherty	Hon. Maurice H. Richardson
Marshall I. Goldman

Officers

Bruce H. Monrad, Chairman

Gordon C. Barrett, Executive Vice President & Chief Financial Officer

Robert B. Minturn, Vice President, Clerk & Chief Legal Officer

David A. Randall, Vice President & Chief Compliance Officer

Chapin P. Mechem, Vice President

Nancy A. Holler, Assistant Vice President

Matthew D. Fratolillo, Assistant Vice President

Joseph R. Morrison, Assistant Vice President

Custodian

State Street Bank & Trust Co.

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, Massachusetts 02111

Transfer Agent

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon St.

Boston, Massachusetts 02116

This report is prepared for the information of the shareholders of Northeast Investors Trust and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Trust shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the Trust’s future performance, and that the Trust’s investments are subject to market risks.

For a free copy of the Trust’s proxy voting guidelines or information on how the Trust voted proxies during the most recent 12 month period ended on June 30 visit www.northeastinvestors.com/media/proxyvotestrust.txt, call 1-800-225-6704 or visit the Securities and Exchange Commission (SEC)’s web site at www.sec.gov.

Shares of the Trust are sold to investors at net asset value by

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

(800) 225-6704    (617) 523-3588

The share price for Northeast Investors Trust is quoted daily in the Mutual Funds section of most major newspapers under several abbreviations including: NE Inv TR, NE Investors.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

Included as part of Item 1 above.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a vote of Security Holders.

The registrant has not changed its policies in regard to nominees for Trustee.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and financial officers, after evaluating the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act, have concluded that, based on such evaluation, the registrant’s disclosure controls and procedures were effective as of a date within 90 days of the filing of this report.

(b)	There was no change in the internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	99.CERT — Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)	99.906CERT — A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Northeast Investors Trust

By (Signature and Title)
Bruce H. Monrad
Chairman
(principal executive officer)

Date: May 25, 2012

By (Signature and Title)
Gordon C. Barrett
Treasurer
(principal financial officer)

Date: May 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
Bruce H. Monrad
Chairman
(principal executive officer)

Date: May 25, 2012

By (Signature and Title)
Gordon C. Barrett
Treasurer
(principal financial officer)

Date: May 25, 2012